Exhibit 10.4

Form of Lock-Up Agreement

_________, 2021

Univest Securities, LLC

375 Park Avenue, Suite 1502

New York, NY 10152

As Placement Agent, pursuant to a Placement Agency Agreement between Univest Securities, LLC and TIAN RUIXIANG Holdings Ltd, dated June __, 2021

Re: Offering and Sale of Securities of TIAN RUIXIANG Holdings Ltd

Ladies and Gentlemen:

The undersigned understands that you (the “Placement Agent”) propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) providing for the placement by the Placement Agent of Units, each Unit consisting of one Class A ordinary share, par value US$0.001 per share, (the “Shares”) and one warrant to purchase one Class A ordinary share (the “Warrants”) (the “Offering”), of TIAN RUIXIANG Holdings Ltd., a corporation incorporated under the laws of the Cayman Islands (the “Company”), to certain investors (the “Investors”) who execute and enter into a Securities Purchase Agreement with the Company (the “Purchase Agreement”).

In consideration of the execution of the Placement Agency Agreement by the Placement Agent and the Purchase Agreement by the Investors, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Placement Agent, on behalf of the Investors, the undersigned will not, directly or indirectly, (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Class A ordinary shares (including, without limitation, Class A ordinary shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Class A ordinary shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Class A ordinary shares; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Class A ordinary shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Class A ordinary shares or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Class A ordinary shares or securities convertible into or exercisable or exchangeable for Class A ordinary shares or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending six (6) months after the date of the final closing of the Offering (such 6-month period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to (a) transactions relating to Class A ordinary shares or other securities acquired in the open market after the date of the final closing of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfers; (b) bona fide gifts of shares of any class of the Company’s capital stock or any security convertible into Class A ordinary shares, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); (c) any transfer of Class A ordinary shares or any security convertible into Class A ordinary shares by will or intestate succession upon the death of the undersigned; (d) transfer of Class A ordinary shares or any security convertible into Class A ordinary shares to an immediate family member (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b), (c) and (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 6-month period referred to above; and (iii) the undersigned notifies the Placement Agent at least two (2) business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, vesting, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party), provided that as a condition of any transfer pursuant to this clause (e), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Class A ordinary shares or any securities convertible into or exercisable or exchangeable for Class A ordinary shares during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be; (f) transfers of Class A ordinary shares or any security convertible into or exercisable or exchangeable for Class A ordinary shares pursuant to a bona fide third party tender offer made to all holders of the Class A ordinary shares, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Class A ordinary shares and any security convertible into or exercisable or exchangeable for Class A ordinary shares shall remain subject to the restrictions set forth herein; (g) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Class A ordinary shares issued upon such exercise or conversion; (h) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Class A ordinary shares or securities convertible into, or exchangeable or exercisable for, Class A ordinary shares, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the lock-up period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; and (i) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Class A ordinary shares, provided that no transfer of the undersigned’s Class A ordinary shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s Class A ordinary shares during the Lock-Up Period. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

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The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Agreement except in compliance with this Lock-Up Agreement.

It is understood that, if the Company notifies the Placement Agent that it does not intend to proceed with the Offering, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the initial closing of the Offering, the undersigned will be released from its obligations under this Lock-Up Agreement.

The undersigned understands that the Company and the Placement Agent will proceed with the Offering and the Investors will execute and enter into the Securities Purchase Agreement in reliance on this Lock-Up Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Placement Agency Agreement, the terms of which are subject to negotiation between the Company and the Placement Agent.

This Lock-Up Agreement shall automatically terminate upon the earliest to occur, if any, of (a) the termination of the Placement Agency Agreement before the initial closing of the Offering; and (b) June 30, 2021, in the event that the Placement Agency Agreement has not been executed by that date.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representative, successors and assigns of the undersigned.

Very truly yours,

________________________________

 Address:

Print Name:

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